Exhibit 10.2

April 17, 2020

P&F INDUSTRIES, INC., as Borrower Agent

445 Broadhollow Road
Suite 100
Melville, New York 11747

Attn: Joseph A. Molino, Jr.

Payroll Protection Program Consent

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Loan and Security Agreement, dated as of April 5, 2017 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), among P&F INDUSTRIES, INC., a Delaware corporation (“P&F”), FLORIDA PNEUMATIC MANUFACTURING CORPORATION, a Florida corporation (“Florida Pneumatic”), HY-TECH MACHINE, INC., a Delaware corporation (“Hy-Tech” and together with P&F and Florida Pneumatic, collectively, the “Borrowers” and each, a “Borrower”), JIFFY AIR TOOL, INC., a Delaware corporation (“Jiffy”), ATSCO HOLDINGS CORP., a Delaware corporation (“ATSCO”), BONANZA PROPERTIES CORP., a Delaware corporation (“Properties”), CONTINENTAL TOOL GROUP, INC., a Delaware corporation (“Continental”), COUNTRYWIDE HARDWARE, INC., a Delaware corporation (“Countrywide”), EMBASSY INDUSTRIES, INC., a New York corporation (“Embassy”), EXHAUST TECHNOLOGIES, INC., a Delaware corporation, (“Exhaust”), and HY-TECH ILLINOIS, INC., a Delaware corporation formerly known as DaVinci Purchase Corp. (“HTI”; and together with Jiffy, ATSCO, Properties, Continental, Countrywide, Embassy and Exhaust, collectively, “Guarantors” and each, a “Guarantor”), the financial institutions party from time to time to the Loan Agreement as “Lenders” (collectively, “Lenders”), and CAPITAL ONE, NATIONAL ASSOCIATION, a national banking association, as agent for Lenders (“Agent”). Capitalized terms used herein but not otherwise defined herein shall have the meanings attributed thereto in the Loan Agreement.

Borrowers have advised Agent and Lenders that P&F intends to or has applied for a loan pursuant to Section 1102 of the Coronavirus Aid, Relief, and Economic Security Act (together with all regulations and guidance issued by any Governmental Authority with respect thereto, and as in effect on the date hereof, the “Payroll Protection Program”, and such loan the “PPP Loan”).

Subject to the terms and conditions set forth in this letter, Agent and Lenders party hereto consent to P&F incurring the PPP Loan on an unsecured basis and agrees that such PPP Loan shall be deemed not to constitute Debt under the Loan Agreement for any purpose except to the extent such PPP Loan is outstanding from and after the first anniversary of the date such PPP Loan is incurred (or such later date as Agent shall otherwise agree in writing); provided, that Borrowers and Guarantors (i) shall provide Agent with true, correct and complete copies of the PPP Loan application and related loan documentation, (ii) use the proceeds of the PPP Loan solely for allowable purposes (whether or not forgivable) under the Payroll Protection Program, and (iii) promptly take all applicable actions, not later than 45 days after the eight-week period immediately following receipt of the PPP Loan proceeds, to apply for forgiveness of the PPP Loan in accordance with the Payroll Protection Program (and provide documentation, and status, of such forgiveness to Agent). The incurrence of the PPP Loan shall constitute a representation on behalf of the Borrowers and Guarantors that (i) the PPP Loan shall remain unsecured and shall not adversely affect any right, remedy or Lien of Agent with respect to the Obligations under the Loan Agreement, and (ii) except as has been obtained, no consent of any other person or entity (including, without limitation, shareholders or creditors of any Borrower or Guarantor) is required in connection with such incurrence of the PPP Loan.

Borrowers have further advised Agent that BNB Bank (“BNB”), the lender servicing the PPP Loan, requires that P&F establish and maintain a deposit account at BNB in connection with the PPP Loan (the “PPP Loan Account”). Notwithstanding anything contained in the Loan Agreement, Agent and Lenders hereby consent to the establishment and maintenance of the PPP Loan Account, provided that Borrowers and Guarantors shall (a)  use the PPP Loan Account exclusively for receiving and disbursing the proceeds of the PPP Loan, (b) not deposit (or have deposited) into the PPP Loan Account monies from any other source, including, without limitation, the proceeds of any Collateral, and (c) shall deliver to Agent, promptly upon Agent’s request, a copy of the most recent account statement received from BNB (or other documentation acceptable to Agent evidencing the account balance and account activity) with respect to the PPP Loan Account.

This letter agreement is limited solely to the specific matters listed above and shall not be deemed to be a waiver of any Default or Event of Default or a consent to or an amendment of any other provision of the Loan Agreement. Borrower hereby represents and warrants that no Default or Event of Default has occurred and is continuing as of the date hereof. All terms of the Loan Agreement and the other Loan Documents, as modified hereby, remain in full force and effect. Execution and delivery of an executed counterpart of this letter agreement by facsimile transmission, electronic mail in pdf form or other electronic signature shall be as effective as execution and delivery of a manually executed counterpart hereof; provided, however, that upon request by Agent the parties agree to promptly provide hand-signed original signatures hereto.

[Signature page to follow]

This letter agreement shall not become effective unless and until it has been accepted and agreed to in writing by Borrowers and Guarantors, which acceptance and agreement shall be evidenced by Borrowers’ and Guarantors’ signing a copy of this letter agreement in the space indicated below and returning the same to Agent.

Very truly yours,

CAPITAL ONE, NATIONAL ASSOCIATION, as Agent and Lender

By:	/s/ Julianne Low
Name:	Julianne Low
Title:	Senior Director

ACKNOWLEDGED AND AGREED:

BORROWERS:

P&F INDUSTRIES, INC.

FLORIDA PNEUMATIC MANUFACTURING

CORPORATION

HY-TECH MACHINE, INC.

By:         /s/ Joseph A. Molino, Jr.

Name: Joseph A. Molino, Jr.

Title: Vice President

GUARANTORS:

ATSCO HOLDINGS CORP.

JIFFY AIR TOOL, INC.,

BONANZA PROPERTIES CORP.,

CONTINENTAL TOOL GROUP, INC.

COUNTRYWIDE HARDWARE, INC.

EMBASSY INDUSTRIES, INC.

EXHAUST TECHNOLOGIES, INC.

HY-TECH ILLINOIS, INC.

By:         /s/ Joseph A. Molino, Jr.

Name: Joseph A. Molino, Jr.

Title: Vice President

[Payroll Protection Program Consent]